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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 31, 2003

                              ENHANCE BIOTECH, INC.

               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           000-31653                                     95-4766094
   (Commission File Number)                  (IRS Employer Identification No.)

                666 Third Avenue, 16th Floor, New York, NY, 10017
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 561-1716

        35th Floor, 1285 Avenue of the Americas New York, New York 10019
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Enhance Biotech, Inc. issued a press release on November 3, 2003 regarding the closing of a private equity financing of $2.0 million through the sale of Common Stock and warrants, a copy of which is attached as Exhibit 10.21 hereto. The press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      and (b) Not Applicable

(c)      Exhibits. The following exhibits are filed with this report:


         10.20 Form of Securities Purchase Agreement by and among Enhance Biotech, Inc. and certain purchasers, dated as of October 31, 2003

         10.21    Press  Release,  dated  November 3, 2003, of Enhance  Biotech,
                  Inc.



                         [Signature on following page.]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AUTO DATA NETWORK, INC.

                                By: /s/ Christopher Every
                                    ---------------------------------
                                    Christopher Every
                                    Chief Executive Officer


Date: November 4, 2002

                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------

10.20 Form of Securities Purchase Agreement by and among Enhance Biotech, Inc. and certain purchasers, dated as of October 31, 2003

10.21    Press Release, dated November 3, 2003, of Enhance Biotech, Inc.